UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2022

JFrog Ltd.

(Exact name of Registrant as Specified in Its Charter)

Israel	001-39492	98-0680649
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 E. Caribbean Drive
Sunnyvale, California		94089
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (408) 329-1540

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, NIS 0.01 par value	FROG	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) On May 16, 2022, JFrog Ltd. (“JFrog” or the “Company”) held an annual general meeting of shareholders (the “Annual General Meeting”) at the Company’s offices at 270 E. Caribbean Drive, Sunnyvale, California 94089. As of the close of business on April 6, 2022, the record date for the Annual General Meeting (the “Record Date”), there were 98,665,948 ordinary shares of JFrog issued and outstanding and entitled to vote at the Annual General Meeting. As of the Record Date, there were no preferred shares of JFrog issued and outstanding. At least 33 and 1/3rd of the issued JFrog shares were present or represented at the Annual General Meeting with respect to the proposals below, constituting a quorum for purposes of each proposal.

(b) The certified results of the matters voted on at the Annual General Meeting are set forth below, with fractional share totals rounded down to the nearest whole share.

Proposal No. 1 - Election of Frederic Simon, Andy Vitus and Barry Zwarenstein as directors for a term of three (3) years, expiring at the end of the 2025 annual general meeting of shareholders or until their respective successors are duly elected and qualified or until such director’s earlier death, resignation or removal:

Nominee	For	Against	Abstain	Broker Non-Votes
Frederic Simon	51,121,969	10,732,276	21,239	17,534,440
Andy Vitus	51,793,886	10,041,453	40,145	17,534,440
Barry Zwarenstein	51,857,336	9,976,201	41,946	17,534,440

Each of the above nominees was elected.

Proposal No. 2 – Advisory vote on the frequency of future shareholder advisory votes on the compensation of our named executive officers:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
26,777,851	32,975	35,035,519	29,138	17,534,440

Based on the votes set forth above, the shareholders advised that they were in favor of every three years as the frequency of holding a non-binding advisory vote on named executive officer compensation. Consistent with the shareholder vote, the Board of Directors has determined that it will hold a non-binding advisory vote on the compensation paid to the Company’s named executive officers every three years until the next required non-binding advisory vote on the frequency of holding future votes regarding named executive officer compensation.

Proposal No. 3 – Approval and ratification of the re-appointment of Kost, Forer, Gabbay & Kasierer, a member of Ernst & Young Global, as the independent auditors of the Company for the period ending at the close of the next annual general meeting:

For	Against	Abstain	Broker Non-Votes
78,146,539	1,205,938	57,446	—

The proposal received the affirmative vote of a majority of the votes cast by shareholders entitled to vote and therefore passed.

Proposal No. 4 – Approval of changes to the compensation of Shlomi Ben Haim, JFrog’s Chief Executive Officer, as described in the Company’s Proxy Statement dated April 4, 2022 (the “Proxy Statement”):

For	Against	Abstain	Broker Non-Votes
57,034,958	4,810,810	29,715	17,534,440

The proposal received the affirmative vote of a majority of the votes cast by shareholders entitled to vote and therefore passed.

Proposal No. 5 – Approval of changes to the compensation of Yoav Landman, JFrog’s Chief Technology Officer, as described in the Proxy Statement:

For	Against	Abstain	Broker Non-Votes
58,036,719	3,809,016	29,749	17,534,440

The proposal received the affirmative vote of a majority of the votes cast by shareholders entitled to vote and therefore passed.

Proposal No. 6 – Approval of changes to the compensation of Frederic Simon, JFrog’s Chief Data Scientist, as described in the Proxy Statement:

For	Against	Abstain	Broker Non-Votes
48,345,521	13,499,887	30,075	17,534,440

The proposal received the affirmative vote of a majority of the votes cast by shareholders entitled to vote and therefore passed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JFrog Ltd.

Date:	May 20, 2022	By:	/s/ Jacob Shulman
Jacob Shulman Chief Financial Officer